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                                                                    Exhibit 99.1

                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Famous Dave's of America, Inc. does hereby certify that:

                  a) the Amendment No. 1 to the Annual Report on Form 10-K of Famous Dave's of America, Inc. for the year ended December 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Famous Dave's of America, Inc.

Dated: April 14, 2003                     /s/ Martin J. O'Dowd
                                          --------------------------------------
                                          Martin J. O'Dowd
                                          President and Chief Executive Officer

Dated: April 14, 2003                     /s/ Kenneth J Stanecki
                                          --------------------------------------
                                          Kenneth J. Stanecki
                                          Chief Financial Officer